SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS [Text Block]

24. SUBSEQUENT EVENTS

On April 9, 2025, the Company announced that it had closed a non-brokered private placement (the "Offering") of debenture units (the "Debenture units") through the issuance of 2,000 Debenture Units for gross proceeds of $2,000,000. Each Debenture Unit consists of: (i) $1,000 principal amount of 5% secured convertible debentures of the Company (each, a "Convertible Debenture"); and (ii) 454 warrants (the "Warrants") to purchase common shares in the capital of the Company (the "Common Shares"). Each Convertible Debenture will mature on April 9, 2028, (the "Maturity Date") and bears interest at a rate of 5% per annum payable as a balloon payment on the Maturity Date. Each Convertible Debenture is convertible at the option of the holder, in whole or in part, into Common Shares, at any time prior to the Maturity Date at a conversion price of $2.20 per Common Share (the "Conversion Price"). The Company has the option to force the conversion of the Convertible Debentures into Common Shares at the Conversion Price at any time after the second anniversary of closing and prior to the Maturity Date in the event that the volume weighted average trading price of the Common Shares on the TSX Venture

Exchange (the "TSXV") for the preceding 30 business days exceeds $4.40.

The Convertible Debentures are secured by the Company's interest in the 521 mining claims held by the Company's subsidiary Albany Graphite Corp., with a first ranking above all other creditors or loans by the Company.

908,000 Warrants were issued pursuant to the Offering, each entitling the holder to purchase one Common Share at the Conversion Price until the Maturity Date. The Warrants will only vest and be exercisable: (i) in the event, and from the date, that the Company completes a sale or otherwise transfers all of its right, title and interests in the Secured Assets to a third party; and (ii) in such number equal to the result of dividing the outstanding principal amount of Convertible Debentures held by the holder at the time of exercise by the Conversion Price.

Net proceeds from the Offering will be used for working capital and general corporate purposes.

On April 17, 2025, the Company announced that it had entered into an agreement of purchase and sale dated April 15, 2025 for the sale of its property located at 24 Corporate Court, Guelph, ON (the "Property") which houses the Company's corporate office and laboratory space. On May 15, 2025, the Company announced the completed sale for $2,500,000 and will lease back the property from the purchaser until January 31, 2026.

On April 30, 2025, 250,000 stock options were exercised using a "cashless" exercise method whereby 55,555 fewer shares were issued than options exercised as compensation for the $100,000 in cash that traditionally would have been received by the Company upon exercise.

On May 12, 2025, 100,000 stock options were exercised at $0.40 per option resulting in proceeds of $40,000 to the Company.

On May 15, 2025, the Company announced the completed sale for $2,500,000 and will lease back the property from the purchaser until January 31, 2026 [see note 11].

On May 28, 2025, 33,334 stock options were exercised using a "cashless" exercise method whereby 10,446 fewer shares were issued than options exercised as compensation for the $22,667 in cash that traditionally would have been received by the Company upon exercise.

On June 9, 2025, 8,750 stock options were exercised using a "cashless" exercise method whereby 6,552 fewer shares were issued than options exercised as compensation for the $13,300 in cash that traditionally would have been received by the Company upon exercise.